Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	7,048.57
Total Transaction Valuation	51,039,594.72
Total Offset Amount	0.00
Net Fee	$ 7,048.57